UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 26, 2021

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive Bloomingdale, Illinois	60108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 372-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PCTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 26, 2021, PCTEL, Inc. held its Annual Meeting of Shareholders, at which a quorum was present.  The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted upon at the meeting, as certified by the inspector of elections:

		FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
1.	Election of the two Class I director nominees to serve as directors for three-year terms that will expire at the 2024 annual meeting of stockholders
	Cindy K. Andreotti	10,475,771		2,156,322	3,048,166
	Cynthia A. Keith	12,340,103		291,990	3,048,166

2.	Non-binding, advisory vote to approve the Company’s named executive officer compensation	12,222,543	395,231	14,319	3,048,166

3.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	15,510,448	164,881	4,930

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2021

PCTEL, INC.

By:	/s/ Kevin J. McGowan

 Kevin J. McGowan, Chief Financial Officer